UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

XILIO THERAPEUTICS, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V71582-P29250 XILIO THERAPEUTICS, INC. 828 WINTER STREET, SUITE 300 WALTHAM, MA 02451 XILIO THERAPEUTICS, INC. 2025 Annual Meeting Vote by June 9, 2025 11:59 PM ET You invested in XILIO THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 10, 2025. Vote in Advance of the Meeting Vote by June 9, 2025 11:59 PM ET www.ProxyVote.com Vote Virtually at the Meeting* June 10, 2025 11:00 AM ET Visit: www.virtualshareholdermeeting.com/XLO2025 Get informed before you vote View the 2024 Annual Report, Notice of Meeting and 2025 Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V71583-P29250 THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect each of the Class I directors nominated by our Board of Directors to serve for a three-year term expiring at the 2028 Annual Meeting of Stockholders and until such director’s successor has been duly elected and qualified: For Nominees: 01) René Russo, Pharm.D. 02) Sara M. Bonstein 03) James Shannon, M.D. 2. To approve an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 200,000,000 to 600,000,000. For 3. To approve an amendment to our certificate of incorporation to reflect Delaware law provisions regarding officer exculpation. For 4. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. For NOTE: The proxies are authorized to vote, in their discretion, on any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.